MasterCard Incorporated 1 st Quarter 2007 Financial Results Conference Call May 2, 2007 Exhibit 99.2

2

st
Quarter Financial Results
•
Delivered net income of $215 million and earnings per share of $1.57, on a diluted basis
•
Achieved record revenue growth of 23.9% primarily due to:
Gross dollar volume growth (16.4% to $509 billion)
Increase in processed transactions (19.4% to 4.2 billion)
Restructured cross-border pricing (implemented April 2006)
•
Improved operating margin to 34.3% from 24.7% in 2006
•
Maintained already solid financial position - $2.5 billion of cash, cash equivalents and available-for-sale securities at quarter end

1
st
Quarter Selected Financial Performance
($ in Millions, except percentages and per share data)
82.7% (66) (121) Tax Expense
34.9% (11) (14) Interest Expense
(4.1%) 25 24 Depreciation and Amortization
$ 0.94
127
21
183
24.7%
183
348
$ 739
Actual
1Q 06
67.0% $ 1.57 Diluted EPS
69.6% 215 Net Income
(2.3%) 178 Advertising and Marketing
75.2% 36 Investment Income
14.6% 399 General and Administrative
71.8% 314
34.3%
Operating Income
Operating Margin
23.9% $ 915 Net Revenue
Growth vs.
1Q 06
Actual
1Q 07

MasterCard Branded Volume (GDV)
First Quarter 2007
Note: Figures may not sum due to rounding
15.7 15.7 237 United States
16.4 19.1 509 Worldwide
14.2 12.7 18 Canada
47.0 36.0 9 South Asia/Middle/East Africa
(SAMEA)
15.1 18.5 69 Asia Pacific
23.9 21.8 34 Latin America
15.2 25.0 141 Europe
Local
Currency
U.S.
Dollar
GDV
($  billions)
YOY Growth Rate %

1
st
Quarter Revenue - Assessments
($ in Millions)
$262
$244
$0
$50
$100
$150
$200
$250
$300
1Q06 1Q07
20%
30%
40%
50%
60%
70%
80%
Net Assessment Fees
Net Assessment Fees as a % of Gross Assessment Fees
•
Net assessments increased
$18 or 7.4% to $262
•
Gross assessments increased
$49 or 11.9% over 2006. Key
drivers include:
GDV growth: 16.4%
Restructured pricing,
primarily $31
reclassification to
operations fees (offsets
gross assessments)
•
Net assessments as a % of
gross assessments declined
due to an increase in
incentives primarily from:
New and renewed
customer and merchant
agreements

1
st
Quarter Revenue - Operations Fees
($ in Millions)
•
Net operations fees up $158 or
31.9% to $653
•
Gross operations fees increased
$181 or 33.3% over 2006. Key
drivers include increases in:
–
Processed transactions
growth: 19.4%
–
GDV growth: 16.4%
–
Restructured pricing,
including $31 million
reclassification from
assessments
•
Net operations fees as a % of
gross operations fees slightly
decreased:
–
New and renewed
customer agreements
–
Impact of restructured
pricing
$653
$495
$0
$100
$200
$300
$400
$500
$600
$700
1Q06 1Q07
85%
88%
91%
94%
97%
100%
Net Operations Fees
Net Operations Fees as a % of Gross Operations Fees

1
st
Quarter Operating Expenses
($ in Millions)
$0
$100
$200
$300
$400
$500
1Q06 1Q07
General & Administrative Advertising & Marketing
Depreciation & Amortization
• Total operating expenses
increased 8.2% to $601
• G&A increased 14.6% or $51:
– Driven by increases in
personnel costs and
professional fees
• Advertising and market
development decreased
2.3% to $178:
Reflects a shift in
planned spending to
later quarters in 2007
$348
$183
$25
$399
$178
$24

Cash Flow Statement and
Balance Sheet Highlights
• Cash, cash equivalents and available-for-sale securities of $2.5 billion
• Stockholders’ equity at $2.6 billion
• Prepaid expenses increased $60 million primarily due to timing of payments related to advertising and amounts due to customers under incentive agreements
• Accrued expenses decreased $134 million mainly due to payments of
2006 employee performance incentives and advertising
• Generated $71 million in cash flow from operations during the three months ended March 31, 2007

2
nd
Quarter 2007 Items for Consideration
($ in millions)
• No “grow-over” effect from April 2006 cross-border pricing restructuring
• Rebates and incentives exclude large payment to debit issuer
• Shift in “traditional” A&M expense to the second quarter to leverage opportunities
• 2Q06 Special Items
Litigation settlements ($23)
Contribution of stock to the MasterCard Foundation                    ($395)
Interest income on IPO proceeds held for redemption                      $7